SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                          Oil Service HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-52022
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 5.      Other Events

             Effective June 26, 2002, Nabors Industries Inc. changed its name to Nabors Industries Ltd.

             Smith International Inc. announced a 2-for-1 stock split on its common stock payable to shareholders of record as of June 20, 2002. Effective July 12, 2002 the share amount of Smith International Inc. represented by a round lot of 100 Oil Service HOLDRS was 8.

             Effective June 27, 2002, Weatherford International Inc. changed its name to Weatherford International Ltd.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (c)   Exhibits

                   99.1 Oil Service HOLDRS Trust Prospectus Supplement dated September 30, 2002 to Prospectus dated March 12, 2002.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                    SMITH INCORPORATED


Date:  October 31, 2002                          By:    /s/ MITCHELL M. COX
                                                        -------------------
                                                 Name:  Mitchell M. Cox
                                                 Title: Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Oil Service HOLDRS Trust Prospectus Supplement dated September 30, 2002 to Prospectus dated March 12, 2002.